SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported): May 7, 2003
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                      American Mortgage Acceptance Company
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               (Exact Name of Registrant as Specified in Charter)

                                  Massachusetts
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                 (State or other Jurisdiction of Incorporation)


           1-23972                                     13-6972380
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  (Commission File Number)                (IRS Employer Identification Number)


                     625 Madison Avenue, New York, NY 10022
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333
                                                            --------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report



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                                Explanatory Note

        This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed May 8, 2003, by American Mortgage Acceptance Company ("AMAC"). Such May 8, 2003 Current Report is incorporated herein by reference.

        This Current Report on Form 8-K/A is being filed solely to change the Item number pursuant to which the information contained in Item 5 of the May 8, 2003 Current Report was filed. The information was incorrectly filed under Item 5 rather than Item 9. Item number 5 is hereby deleted in its entirety and replaced with the following Item 9:

        Item 9. Regulation FD Disclosure

        On May 7, 2003, American Mortgage Acceptance Company released a press release announcing its financial results for its first quarter ended March 31, 2003. That press release is attached to this Current Report on Form 8-K as
Exhibit 99.1.

        The information included in this Current Report is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 34-47583. Accordingly, the information included in this Current Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

        This Current Report on Form 8-K and the exhibit hereto contain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and also includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.




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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            American Mortgage Acceptance Company
                                            (Registrant)



                                            BY:    /s/  Stuart J. Boesky
                                                   ---------------------
                                                   Stuart J. Boesky
                                                   President
        May 13, 2003